UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2014

COMMUNITYONE BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1017 East Morehead Street, Charlotte North Carolina 28204
(Address of principal executive offices)

Registrant's telephone number, including area code: (336) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Robert L. Reid Employment Agreement

On October 1, 2014 (“Effective Date”), CommunityOne Bancorp (the "Company") and its subsidiary, CommunityOne Bank, N.A. (the “Bank”), entered into an employment agreement (the "Employment Agreement") with its President and Chief Executive Officer, Robert L. Reid. The Employment Agreement supersedes and replaces Mr. Reid's previous employment agreement with the Company and the Bank, dated October 21, 2011, and is substantially similar to that employment agreement. The Agreement has a three year term (the "Term"), but if not earlier terminated, the Term may be extended for a one year period at each anniversary of the Effective Date; provided that the Board of Directors of the Company and the Bank (the “Board”) shall review whether such an extension is appropriate, taking into consideration all relevant factors, including Mr. Reid’s performance during the previous year, and either the Company and the Bank or Mr. Reid shall provide written notice at least 90 days prior to the anniversary that the extension should not be granted. The Employment Agreement provides Mr. Reid with the following compensation and benefits:

•	Annual base salary of no less than $475,000, subject to periodic adjustment by the Compensation and Nominating Committee of the Board in its sole discretion;

•
Annual cash bonus in a targeted amount of 40% of base salary, with the actual amount to be paid based on the achievement of corporate performance goals and/or other conditions established by the Compensation and Nominating Committee of the Board;

•	Participation in any long-term bonus or incentive plans maintained by the Company for its senior executives;

•
Participation in the Company’s employee medical, dental and life insurance plans and other customary benefit plans (except that Mr. Reid is not eligible to receive medical, dental or life insurance benefits coverage from the Company).

Mr. Reid’s base salary has been set by the Compensation and Nominating Committee at $500,000 annually, effective as of October 1, 2014.

In the event that Mr. Reid’s employment is terminated by the Company without “cause” or by Mr. Reid for “good reason” for other than in connection with a “Change in Control” (as each term is defined in the Employment Agreement”), Mr. Reid is entitled to severance benefits as follows: (a) a cash payment equal to two times the sum of (i) his base salary and (ii) the average of annual bonuses paid for the three most recently completed fiscal years preceding the date of termination; provided, however, that if no annual bonus opportunity was established for Mr. Reid for any fiscal year, the target bonus shall be deemed to be the amount of the annual bonus paid for that year; and (b) accelerated vesting of any equity compensation awards held by him. If Mr. Reid’s employment is terminated by the Company without “cause” or by Mr. Reid for “good reason” in connection with a “Change in Control,” Mr. Reid’s cash payment would be equal to two times the sum of (i) his base salary and (ii) the product of 1/40% x the dollar amount of Mr. Reid’s target bonus, plus he would receive accelerated vesting of any equity compensation awards held by him. If the Company terminates Mr. Reid for cause, the Company will have no obligations to the executive after the date of termination.
During the time Mr. Reid is employed by the Company and the Bank and for twenty four (24) months following termination of his employment without cause or for “good reason” because of a “Change in Control,” or for twelve (12) months following termination of his employment following termination of his employment without cause or for “good reason” for other than a “Change in Control,”

in each case where a severance payment has been made, Mr. Reid may not, without the written consent of the Company or the Bank, directly or indirectly engage in specified competitive activities within the territory where the Company operates and contiguous counties or solicit any Company customer to discontinue using the Company’s the Bank’s or any other affiliate’s services or interfere with or disrupt any relations between the company and its affiliates, and any employee, customer, supplier, principal, distributor lessors or licensors.
If the Company terminates Mr. Reid for “cause” (as defined in the Employment Agreement) after an opportunity to cure, the Company will have no obligations to Mr. Reid after the date of termination.
The preceding description of the Employment Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Employment Agreement, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Employment Agreements with other Named Executive Officers
The Company and the Bank also entered into employment agreements on the Effective Date of October 1, 2014 with David L. Nielsen, Chief Financial Officer, Beth S. DeSimone, General Counsel, Angus M. McBryde, III, Treasurer and Gregory P. Murphy, Chief Workout Officer (the “Named Executive Officers”). These employment agreements are substantially similar to their previous agreements. The base salaries are the same as in the previous employment agreement with each Named Executive Officer, but the target bonus percentages were reduced in each case to 35% of base salary. Each employment agreement also has substantially the same terms, including a renewal, termination, severance and non-compete provisions as that provided in Mr. Reid's Employment Agreement. The preceding description of the employment agreements of the Named Executive Officers is a summary of each agreement’s material terms, does not purport to be complete, and is qualified in its entirety by reference to the copy of the form employment agreement which is being filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
In addition to entering into employment contracts, the Board on October 1, 2014 granted Messrs. Reid, Nielsen, McBryde and Murphy and Ms. DeSimone restricted stock and stock options under the 2012 Incentive Plan. A copy of the form of Restricted Stock Agreement and Stock Option Agreement for issuances to the Named Executive Officers under the 2012 Incentive Plan are filed as Exhibit 10.3 and 10.4, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed herewith:

Number	Description
10.1	Employment Agreement, dated October 1, 2014, by and between CommunityOne Bancorp, CommunityOne Bank, N.A. and Robert L. Reid
10.2	Form of Employment Agreement, dated October 1, 2014, by and between CommunityOne Bancorp, CommunityOne Bank, N.A. and Named Executive Officers
10.3	Form of Restricted Stock Agreement under the 2012 Incentive Plan
10.4	Form of Stock Option Agreement under the 2012 Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 6, 2014	COMMUNITYONE BANCORP
(Date)	(Registrant)

/s/ David L. Nielsen
David L. Nielsen
Chief Financial Officer

EXHIBIT INDEX
(d) Exhibits
The following exhibits are filed herewith:

Number	Description
10.1	Employment Agreement, dated October 1, 2014, by and between CommunityOne Bancorp, CommunityOne Bank, N.A. and Robert L. Reid
10.2	Form of Employment Agreement, dated October 1, 2014, by and between CommunityOne Bancorp, CommunityOne Bank, N.A. and Named Executive Officers
10.3	Form of Restricted Stock Agreement under the 2012 Incentive Plan
10.4	Form of Stock Option Agreement under the 2012 Incentive Plan